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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 19, 2006
Date of Report (Date of earliest event reported)

NYSE Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32829 (Commission File Number)	20-2786071 (IRS Employer Identification No.)

11 Wall Street New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant's telephone number, including area code: (212) 656-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On April 19, 2006, NYSE Group, Inc. ("NYSE Group") issued a press release announcing its results of operations for, and its financial condition as of the end of, the first quarter of fiscal 2006. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. NYSE Group does not intend for this Item 2.02 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)
Exhibits

Exhibit Number	Description
99.1	Press release entitled "NYSE Group Announces First Quarter 2006 Financial Results," dated April 19, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE GROUP, INC.
Dated: April 20, 2006	By:	/s/ NELSON CHAI
	Name:	Nelson Chai
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release entitled "NYSE Group Announces First Quarter 2006 Financial Results," dated April 19, 2006.

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SIGNATURES
Exhibit Index